UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21882

Oppenheimer Rochester North Carolina Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: March 31

Date of reporting period: 3/31/2017

Item 1. Reports to Stockholders.

Annual Report 3/31/2017

OppenheimerFunds®
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Oppenheimer Rochester® North Carolina Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond Index
1-Year	3.10%	-1.80%	0.15%
5-Year	2.72	1.72	3.24
10-Year	2.25	1.75	4.33

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

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Fund Performance Discussion

Oppenheimer Rochester North Carolina Municipal Fund continued to generate attractive levels of tax-free income during the most recent reporting period, despite post-Election Day volatility in the municipal bond market. As of March 31, 2017, the Class A shares provided a distribution yield of 4.55% at net asset value (NAV) and a yield-driven annual total return of 3.10% at NAV. Over the same period, the Fund’s benchmark, the Bloomberg Barclays Municipal Bond Index, was essentially flat. Tax-free income comprised 100% of the Fund’s total return this reporting period.

MARKET OVERVIEW

U.S. equities rallied and the yields of Treasury and municipal bonds improved after Election Day as investors considered the potential implications of the election results and adjusted their portfolios. As a result, the Fund’s benchmark – which is a widely used index of the performance of the general municipal bond market – was up 0.15% for the 12-month period ended March 31, 2017.

In the last month of this reporting period, the Federal Reserve Open Market Committee (FOMC) raised its benchmark interest rate by one-quarter of 1 percentage point to a range of 0.75% to 1.0%. At a press conference

The average distribution yield in Lipper’s Other States Municipal Debt Funds category was 2.93% at the end of this reporting period. At 4.55%, the distribution yield at NAV for this Fund’s Class A shares was 162 basis points higher than the category average.

after the March 2017 meeting, Chairman Janet Yellen said “The simple message is—the economy is doing well. The unemployment rate has moved way down, and many more people are feeling optimistic about their labor prospects.” The FOMC made no changes in

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	4.55%
Dividend Yield with sales charge	4.33
Standardized Yield	3.23
Taxable Equivalent Yield	6.06
Last distribution (3/28/17)	$0.041
Total distributions (4/1/16 to 3/31/17)	$0.504

Endnotes for this discussion begin on page 13 of this report.

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March to its earlier forecast regarding future changes to the Fed Funds rate: It still expects two more quarter-point increases in 2017 and three increases in 2018.

The FOMC last increased the Fed Funds target rate at its December 2016 meeting, when it raised the rate to a range of 0.50% to 0.75%. It then left the range unchanged at its January 2017 meeting, citing “realized and expected labor market conditions and inflation” as factors in its decision. From December 2008 until December 2015, the key rate was held to a range of zero to 0.25%.

We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. During this reporting period, the muni market’s reactions to the Fed’s moves did not appear to especially significant or lasting. This Fund’s portfolio managers do not adjust their investment style in response to Fed actions.

In the minutes of the July 2016 meeting, the FOMC asserted that another Fed Funds rate increase “was or would soon be warranted.” Ms. Yellen reiterated this position after the September 2016 meeting stating, “Although we don’t want the economy to overheat, the case for a rate increase has strengthened.”

We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. No matter what the Fed does, this Fund’s investment team will seek to meet investors’ desires for competitive levels of tax-free income by searching for value in the muni market.

High-grade municipal bonds came under pricing pressure, notably after Election Day, and the yield curve for these securities was higher on March 31, 2017 than it had been on March 31, 2016. The median yield on 30-year, AAA-rated muni bonds stood at 3.20% on March 31, 2017, up 41 basis points from March 31, 2016. The median yield on 10-year, AAA-rated muni bonds was 2.37% on March 31, 2017, up 58 basis points from the March 2016 date, and the median yield on 1-year, AAA-rated muni bonds was 0.90%, up 46 basis points from the March 2016 date. Treasury yields also rose during the reporting period. Nonetheless, at maturities of 15 years and longer, the pretax yields of high-grade munis continued to exceed Treasury yields, to the benefit of yield-seeking investors.

North Carolina Gov. Roy Cooper proposed a $57.2 billion budget at the beginning of March 2017 that calls for a 4.5% increase in spending during fiscal 2018. According to The Bond Buyer, the proposal includes “critical investments” in education, health care, economic development and public safety, which the administration asserts can be done without raising taxes or cutting services. The governor expects to add at least $550 million to reserves, issue $351 million in bonds and raise salaries for teachers and state employees.

4      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

In July 2016, the state came to market with Connect NC bonds, selling $200 million in the AAA-rated bonds. In November 2016, voters passed several pivotal ballot initiatives to finance public transportation, housing, schools, parks and redevelopment.

After a tumultuous year, North Carolina lawmakers repealed the state’s controversial and economically devastating House Bill 2, which limited the legal protections of LGBTQ individuals and dictated which bathrooms transgender individuals could use, although several provisions remain. The economic ramifications, based on decisions by the NCAA, PayPal and others, led to the repeal. Gov. Cooper, who advocated for a full repeal of the bill, said the new law was “not a perfect deal and it’s not my preferred solution. It stops short of many things we need to do as a state.”

As of March 31, 2017, North Carolina’s general obligation (G.O.) bonds were rated Aaa by Moody’s Investors Service and AAA by S&P Global Ratings (S&P) and Fitch Ratings. G.O.s are backed by the full faith and taxing authority of the state or local government that issues them.

The Commonwealth of Puerto Rico remained in the headlines throughout this reporting period, and more detailed information about the developments discussed below can be found on our online PR Roundup (oppenheimerfunds.com/puerto-rico).

In August 2016, the Obama administration announced the seven members of the federal oversight board established by the Puerto Rico Oversight, Management and Economic Stability Act, aka PROMESA. PROMESA, enacted in June 2016, requires the government of Puerto Rico to develop a new fiscal plan, to develop and enact balanced budgets that conform to the fiscal plan, to deliver audited financial results in a timely fashion, and to regain access to financial markets. It also seeks to prevent the government of Puerto Rico from exercising, among other things, control and oversight over the federal oversight board and makes clear that neither Puerto Rico’s governor nor its legislature can enact or enforce laws or policies that would impair PROMESA’S purposes.

During this reporting period, S&P downgraded several senior unsecured GDB bonds that had failed to make August 1, 2016 interest payments.

In late October 2016, then Gov. Alejandro García Padilla nominated five people to the board of directors of the Puerto Rico Electric Power Authority (PREPA), as called for in the PREPA Revitalization Act. He also nominated three people to the Corporation for the Revitalization of Electrical Energy Authority, which is the entity that is expected to issue new bonds in accordance with the restructuring agreement between PREPA and its forbearing bondholders. PREPA and its forbearing bondholders, including Oppenheimer Rochester, worked throughout

5      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

this reporting period to finalize a restructuring agreement whose terms were agreed on in September 2015. In December 2016, PREPA and its forbearing bondholders agreed to extend the restructuring agreement until March 31, 2017. PREPA made its $192.5 million interest payment in full on January 3, 2017. Also in early January, subsidiaries of the insurer Assured Guaranty made payments of $39 million and $5 million on G.O. debt and Public Building Authority debt, respectively.

On November 8, Ricardo Rosselló Nevares was elected governor of the Commonwealth. He immediately signed several executive orders related to fiscal and economic conditions in the Commonwealth, including a measure that requires reductions in the operating expenses of all government agencies and a measure that establishes an agency to help public agencies and non-profit community organizations obtain federal funds. Gov. Rosselló also ordered the use of zero-base budgets beginning with fiscal 2018 (which begins July 1, 2017) and the creation of an entity to expedite the approvals of permits and certifications for infrastructure projects. In the first month of his administration, Gov. Rosselló tried to secure some changes to deadlines established in PROMESA. Ultimately, the federal oversight board was amenable but imposed certain conditions, including a commitment not to take more loans to provide short-term liquidity. Simultaneously, the federal oversight board told Gov. Rosselló that his plan had to make spending cuts and certain revenue increases.

In January 2017, the governor signed an extension through December 2021 to a tax on foreign corporations. The Act 154 tax, originally slated to expire at the end of 2017, was the government’s biggest source of revenue in the five months ended November 30, 2016. The governor also signed a new measure, the Puerto Rico Financial Emergency and Fiscal Responsibility Act, to replace the Debt Moratorium Act, which gave former Gov. Padilla the power to suspend debt payments. Puerto Rico continued to have a mixed record regarding debt payments. As expected, Puerto Rico failed to pay $358 million of interest on its G.O. bonds on January 3, but insurers paid nearly $54 million of this amount, according to The Bond Buyer.

In February 2017, Gov. Rosselló discussed his 10-year fiscal plan. The plan called for cuts in government spending and for funds to be set aside for future debt service obligations, but it did not meet the federal oversight board’s requirement that certain fiscal adjustments be made to close the fiscal 2019 budget gap. The federal oversight board called for emergency spending cuts on March 8 based on concerns about the Commonwealth’s liquidity and the need to reduce spending immediately, and shortly thereafter approved an amended plan and established a number of milestones for the Rosselló administration. Approval of the plan means that the Commonwealth could soon be approaching bondholders to engage in negotiations.

Securities backed by Puerto Rico’s sales and use tax (COFINAs) as well as bonds issued

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by the Puerto Rico Industrial Development Company, PRASA (the Commonwealth’s aqueduct and sewer authority), and PRHTA (its highways and transportation authority) made full coupon payments on February 1, 2017. However, the Government Development Bank, Public Finance Corporation, and the Commonwealth’s infrastructure finance authority failed to make certain payments on February 1.

In other news, Puerto Ricans will vote for either statehood or independence/free association. The outcome could set the stage for an additional referendum in October 2017 should the option of independence/free association prevail on June 11.

Important update: On May 3, after the end of this reporting period the federal oversight board established under PROMESA announced a restructuring of Puerto Rico’s public debt. This restructuring was undertaken through a court filing similar to a bankruptcy filing, under Title III of PROMESA.

FUND PERFORMANCE

Oppenheimer Rochester North Carolina Municipal Fund held more than 105 securities as of March 31, 2017. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Fund was in the top 1% of its Lipper category for the distribution yield at NAV of its Class A shares. The A shares’ distribution yield at NAV was ranked second among 247 share classes in the category, tied with the distribution yield of this Fund’s Class Y shares.

During this reporting period, a rally in U.S. equities and persistent low interest rates created pressure on the dividends of many fixed income funds. This Fund’s Class A dividend, which was 4.4 cents per share at the outset of this reporting period, was reduced to 4.1 cents per share beginning with the August 2016 payout. In all, the Fund distributed 50.4 cents per Class A share this reporting period. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions.

For a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 6.06%, based on the Fund’s standardized yield as of March 31, 2017 and the top federal and North Carolina income tax rates for 2017.

The Fund’s outperformance versus its benchmark this reporting period was primarily driven by its three largest sectors: hospital/ healthcare, adult living facilities and tobacco bonds. The strongest contributor to the Fund’s total return was its position in high-yield tobacco bonds, which are backed by proceeds from the 1998 Master Settlement Agreement. The adult living facilities sector was the second strongest contributor to the Fund’s

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The Rochester Portfolio Managers

total return; bonds in this sector tend to perform well in densely populated geographies with strong real estate values and in more rural areas with stable home prices. The Fund’s largest sector, hospital/ healthcare, also contributed handsomely to performance this reporting period. The Fund’s sales tax revenue bonds, all of which were issued by the Commonwealth of Puerto Rico, also contributed favorably to the Fund’s performance. Research-based security selection continued to be a factor in the performance of these and other sectors, none of which detracted from performance this reporting period.

The Fund remained invested this reporting period in securities issued in the Commonwealth of Puerto Rico, which contributed favorably to performance this reporting period. (As discussed above, the Commonwealth continued to experience significant financial difficulties this reporting period.) The securities are exempt from

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The Rochester Credit Research Team

9      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

federal, state and local income taxes, and the Fund’s holdings include securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things.

Investors should note that some of this Fund’s investments in securities issued in Puerto Rico are insured, including one G.O. bond. In some cases, the debt-service obligations on insured securities were paid in full or in part by the insurer. A complete listing of securities held by this Fund can be found in this report’s Statement of Investments.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds, and this Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical

Scott S. Cottier, CFA Vice President, Senior Portfolio Manager and Team Leader

Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of March 31, 2017, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

While market conditions can and do fluctuate, the Fund’s portfolio management team adheres to a consistent investment approach based on its belief that tax-free yield can help investors achieve their long-term financial objectives. The team does not manage its funds based on predictions of interest rate changes. Further details about the Rochester team’s investment approach can be found on our landing page, oppenheimerfunds.com/rochesterway.

In closing, we believe that the structure and sector composition of this Fund and the team’s use of time-tested strategies will continue to benefit fixed income investors through interest rate and economic cycles.

Troy E. Willis, CFA, J.D. Vice President, Senior Portfolio Manager and Team Leader

On behalf of the rest of the Rochester portfolio management team: Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

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Top Holdings and Allocations

TOP TEN CATEGORIES
Hospital/Healthcare	14.2%
Adult Living Facilities	14.0
Tobacco Master Settlement Agreement	11.1
Student Housing	10.7
Higher Education	9.2
Marine/Aviation Facilities	7.2
Electric Utilities	5.9
U.S. Government Obligations	5.9
General Obligation	5.0
Tax Increment Financing (TIF)	4.1

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2017 and are based on total assets.

CREDIT ALLOCATION
	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	0.0%	0.1%	0.1%
AA	28.8	0.0	28.8
A	11.2	0.0	11.2
BBB	18.0	8.3	26.3
BB or lower	22.8	10.8	33.6
Total	80.8%	19.2%	100.0%

The percentages above are based on the market value of the securities as of March 31, 2017 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS

As of 3/31/17

	Without Sales Charge	With Sales Charge
Class A	4.55%	4.33%
Class B	3.68	N/A
Class C	3.69	N/A
Class Y	4.55	N/A

STANDARDIZED YIELDS
For the 30 Days Ended 3/31/17
Class A	3.23%
Class B	2.64
Class C	2.64
Class Y	3.38

TAXABLE EQUIVALENT YIELDS
As of 3/31/17
Class A	6.06%
Class B	4.95
Class C	4.95
Class Y	6.34

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/31/17

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPNCX)	10/10/06	3.10%	2.72%	2.25%	2.48%
Class B (OPCBX)	10/10/06	2.32	1.93	1.79	2.04
Class C (OPCCX)	10/10/06	2.33	1.97	1.49	1.71
Class Y (OPCYX)	7/29/11	3.10	2.77	N/A	4.53
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/31/17
	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPNCX)	10/10/06	-1.80%	1.72%	1.75%	2.00%
Class B (OPCBX)	10/10/06	-2.61	1.60	1.79	2.04
Class C (OPCCX)	10/10/06	1.34	1.97	1.49	1.71
Class Y (OPCYX)	7/29/11	3.10	2.77	N/A	4.53

12      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.041 for the 35-day accrual period ended March 28, 2017. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on March 28, 2017; for the yield with charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0332, $0.0332 and $0.0410 respectively, for the 35-day accrual period ended March 28, 2017 and on the corresponding net asset values on that date.

13      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Standardized yield is based on the Fund’s net investment income for the 30-day period ended March 31, 2017 and either the maximum offering price (for Class A shares) or NAV (for the other classes) on March 31, 2017. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final NAVs of the reporting period for the funds in each category. The average yield at NAV in Lipper’s Other States Municipal Debt Funds category is based on 247 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2017 top federal and North Carolina state tax rate of 46.7%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The median yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon and a 10-year par call. The MMA benchmark is constructed using yields from a group of active primary and secondary market makers and other municipal market participants.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

14      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended March 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During 6 Months Ended March 31, 2017

Class A	$1,000.00	$985.40	$4.86

Class B	1,000.00	981.60	8.63

Class C	1,000.00	981.70	8.63

Class Y	1,000.00	985.30	4.96

Hypothetical (5% return before expenses)

Class A	1,000.00	1,020.04	4.95

Class B	1,000.00	1,016.26	8.78

Class C	1,000.00	1,016.26	8.78

Class Y	1,000.00	1,019.95	5.05

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended March 31, 2017 are as follows:

Class	Expense Ratios

Class A	0.98%

Class B	1.74

Class C	1.74

Class Y	1.00

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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STATEMENT OF INVESTMENTS March 31, 2017

Principal Amount		Coupon		Maturity	Value

Municipal Bonds and Notes—104.4%

North Carolina—73.0%
$145,000	Asheville, NC Hsg. Authority (Oak Knoll Apartments)[1]	5.625%	[2]	09/01/2033	$145,355

500,000	Charlotte, NC Airport[1]	5.000		07/01/2031	540,090

1,900,000	Charlotte, NC Airport (Charlotte Douglas Airport)[1]	5.000		07/01/2036	2,028,744

1,000,000	Charlotte-Mecklenburg, NC Hospital Authority Health Care System (CAHS/CMHA/MHosp/CAPN/MHR/CAAH/CAMCH/CAPCHN/HCCnty/CAHF/CAS/UHS Obligated Group)[1]	5.000		01/15/2034	1,129,550

50,000	Charlotte-Mecklenburg, NC Hospital Authority Health Care System (CAHS/CMHA/MHosp/CAPN/MHSvcs Obligated Group)[1]	5.250		01/15/2039	53,217

1,830,000	Charlotte-Mecklenburg, NC Hospital Authority Health Care System (CAHS/CMHA/MHosp/CAPN/MHSvcs/ MHR/CAHF/CACHS/CAHN/MEC/UMOB/UMS Obligated Group)[1]	5.125		01/15/2037	2,011,609

250,000	Columbus County, NC IF&PCFA (International Paper Company)[1]	5.700		05/01/2034	276,335

100,000	Columbus County, NC IF&PCFA (International Paper Company)[1]	6.250		11/01/2033	110,566

500,000	Fayetteville, NC State University (Student Hsg.)[1]	5.000		04/01/2037	548,855

1,225,000	Fuquay-Varina, NC Combined Utilities[1]	5.000		04/01/2040	1,397,284

125,000	Mint Hill, NC Sanitation District[1]	5.250		06/01/2017	125,931

425,000	Mint Hill, NC Sanitation District[1]	5.250		06/01/2019	432,896

15,000	Mint Hill, NC Sanitation District[1]	5.250		06/01/2020	15,354

35,000	Nash, NC Health Care Systems[1]	5.000		11/01/2030	36,279

1,000,000	NC Capital Facilities Finance Agency (Brevard College Corp.)[1]	5.000		10/01/2026	967,080

500,000	NC Capital Facilities Finance Agency (Davidson College)[1]	5.000		03/01/2040	560,610

30,000	NC Capital Facilities Finance Agency (Elizabeth City State University Hsg. Foundation)[1]	5.000		06/01/2023	30,040

1,170,000	NC Capital Facilities Finance Agency (Elizabeth City State University Hsg. Foundation)[1]	5.000		06/01/2028	1,171,884

1,280,000	NC Capital Facilities Finance Agency (Elizabeth City State University Hsg. Foundation)[1]	5.000		06/01/2033	1,281,600

35,000	NC Capital Facilities Finance Agency (Elizabeth City State University Hsg. Foundation)[1]	5.250		06/01/2017	35,095

1,610,000	NC Capital Facilities Finance Agency (Meredith College)[1]	6.000		06/01/2031	1,665,078

45,000	NC Capital Facilities Finance Agency (Meredith College)[1]	6.000		06/01/2031	47,639

1,535,000	NC Capital Facilities Finance Agency (Meredith College)[1]	6.125		06/01/2035	1,627,223

200,000	NC Capital Facilities Finance Agency (Methodist University)[1]	5.000		03/01/2019	213,688

440,000	NC Capital Facilities Finance Agency (Methodist University)[1]	5.000		03/01/2022	498,287

705,000	NC Capital Facilities Finance Agency (North Carolina A&T University Foundation)[1]	5.000		06/01/2028	789,043

17      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value

North Carolina (Continued)

$65,000	NC HFA (Home Ownership)[1]	5.125%	01/01/2028	$65,302

480,000	NC HFA (Home Ownership)[1,3]	5.250	01/01/2039	483,226

220,000	NC HFA (Multifamily Hsg.)[1]	5.500	02/20/2043	224,737

405,000	NC Medical Care Commission (AHA1HC / AHA3HC / AHA4HC / AHACHC / AHEHC / AHA7HC Obligated Group)[1,3]	5.500	10/01/2024	405,952

2,210,000	NC Medical Care Commission (AHACHC)[1]	5.800	10/01/2034	2,215,039

1,310,000	NC Medical Care Commission (Aldersgate United Methodist Retirement Community)[1]	6.250	07/01/2035	1,436,572

1,000,000	NC Medical Care Commission (Deerfield Episcopal Retirement Community)[1]	5.000	11/01/2037	1,086,390

45,000	NC Medical Care Commission (Deerfield Episcopal Retirement Community)[1]	6.000	11/01/2033	48,515

1,400,000	NC Medical Care Commission (Deerfield Episcopal Retirement Community)[1]	6.125	11/01/2038	1,512,098

500,000	NC Medical Care Commission (Galloway Ridge)[1]	6.000	01/01/2039	520,730

115,000	NC Medical Care Commission (Givens Estates)[1]	5.000	07/01/2027	117,708

290,000	NC Medical Care Commission (Scotland Memorial Hospital)	5.500	10/01/2019	291,105

5,000	NC Medical Care Commission (Southminster)[1]	6.125	10/01/2018	5,016

750,000	NC Medical Care Commission (Wakemed)[1]	5.000	10/01/2031	830,745

500,000	NC Medical Care Commission Health Care Facilities (Appalachian Regional Healthcare System)[1]	6.625	07/01/2034	562,855

2,000,000	NC Medical Care Commission Health Care Facilities (Novant Health)[1]	5.250	11/01/2040	2,158,120

500,000	NC Medical Care Commission Retirement Facilities (Carolina Village)[1]	6.000	04/01/2038	509,465

20,000	NC Medical Care Commission Retirement Facilities (Southminster)[1]	5.750	10/01/2037	20,491

185,000	NC Medical Care Commission Retirement Facilities (The Forest at Duke)[1]	5.500	09/01/2018	185,733

1,590,000	NC Medical Care Commission Retirement Facilities (The United Methodist Retirement Homes)[1]	5.000	10/01/2033	1,632,119

1,000,000	NC Medical Care Commission Retirement Facilities (UHC&S/LPC Obligated Group)[1]	5.000	09/01/2037	1,030,240

1,000,000	NC Municipal Power Agency No. 1 (Catawba Electric)[1]	5.000	01/01/2032	1,149,550

1,000,000	NC Turnpike Authority[1]	5.000	01/01/2039	1,123,830

250,000	NC Turnpike Authority (Monroe Connector System)[1]	5.000	07/01/2036	277,550

1,250,000	NC Turnpike Authority (Monroe Connector System)[1]	5.000	07/01/2047	1,363,962

1,500,000	NC Winston-Salem State University[1]	5.000	06/01/2034	1,606,095

750,000	New Hanover County, NC Hospital (New Hanover Regional Medical Center)[1]	5.000	10/01/2026	846,007

25,000	Northern Hospital District of Surry County, NC Health Care Facilities[1]	5.750	10/01/2024	26,191

500,000	Northern Hospital District of Surry County, NC Health Care Facilities[1]	6.250	10/01/2038	526,315

1,080,000	Raleigh Durham, NC Airport Authority[1]	5.000	05/01/2028	1,261,570

20,000	University of North Carolina System[1]	5.500	10/01/2034	22,127

1,250,000	Western Carolina University, NC1	5.000	10/01/2045	1,403,438

18      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

North Carolina (Continued)

$1,410,000	Western Carolina University, NC (Student Housing)[1]	5.000%	06/01/2033	$1,528,778

				44,216,903

U.S. Possessions—31.4%
750,000	Guam International Airport Authority[1]	6.000	10/01/2034	854,430

125,000	Guam Power Authority, Series A1	5.000	10/01/2023	142,516

125,000	Guam Power Authority, Series A1	5.000	10/01/2030	139,875

80,000	Northern Mariana Islands Commonwealth, Series A1	5.000	06/01/2017	79,954

1,420,000	Northern Mariana Islands Commonwealth, Series A1	5.000	06/01/2030	1,204,671

500,000	Puerto Rico Aqueduct & Sewer Authority	6.125 [4]	07/01/2024	402,720

1,665,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375	05/15/2033	1,671,493

2,520,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500	05/15/2039	2,524,284

1,500,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625	05/15/2043	1,500,855

15,000,000	Puerto Rico Children’s Trust Fund (TASC)	7.306 [5]	05/15/2050	1,555,800

5,000	Puerto Rico Commonwealth GO6	5.000	07/01/2028	2,944

70,000	Puerto Rico Commonwealth GO6	5.125	07/01/2031	41,212

500,000	Puerto Rico Commonwealth GO6	5.750	07/01/2028	295,000

70,000	Puerto Rico Commonwealth GO6	5.875	07/01/2036	41,300

1,750,000	Puerto Rico Commonwealth GO6	6.500	07/01/2037	1,045,625

85,000	Puerto Rico Convention Center Authority[1,8]	5.000	07/01/2027	85,140

28,350	Puerto Rico Electric Power Authority	10.000	07/01/2019	21,096

28,350	Puerto Rico Electric Power Authority	10.000	07/01/2019	21,096

38,285	Puerto Rico Electric Power Authority	10.000	01/01/2021	28,489

38,284	Puerto Rico Electric Power Authority	10.000	07/01/2021	28,488

12,761	Puerto Rico Electric Power Authority	10.000	01/01/2022	9,496

12,762	Puerto Rico Electric Power Authority	10.000	07/01/2022	9,496

1,500,000	Puerto Rico Electric Power Authority, Series A7	6.750	07/01/2036	948,750

400,000	Puerto Rico Electric Power Authority, Series AAA[7]	5.250	07/01/2029	253,000

320,000	Puerto Rico Electric Power Authority, Series AAA[7]	5.250	07/01/2030	202,400

440,000	Puerto Rico Electric Power Authority, Series AAA[7]	5.250	07/01/2031	278,300

1,000,000	Puerto Rico Electric Power Authority, Series XX7	5.250	07/01/2040	632,500

25,000	Puerto Rico Highway & Transportation Authority[6]	5.000	07/01/2022	4,100

250,000	Puerto Rico Highway & Transportation Authority	5.300	07/01/2035	154,880

50,000	Puerto Rico Infrastructure[8]	6.925 [5]	07/01/2043	9,906

1,000,000	Puerto Rico Infrastructure[6,9]	6.995 [5]	07/01/2032	167,900

450,000	Puerto Rico Infrastructure[6,9]	6.995 [5]	07/01/2033	70,699

30,000	Puerto Rico Infrastructure[8]	6.998 [5]	07/01/2036	9,306

335,000	Puerto Rico Infrastructure[8]	7.097 [5]	07/01/2035	108,805

610,000	Puerto Rico Infrastructure (Mepsi Campus)	6.250	10/01/2024	316,986

2,120,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500	10/01/2037	1,035,069

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000	04/01/2027	96,895

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.125	04/01/2032	93,109

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375	04/01/2042	90,999

50,000	Puerto Rico ITEMECF (Ashford Presbyterian Community)[1]	6.700	11/01/2020	46,626

100,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.000	10/01/2042	67,814

5,000	Puerto Rico Municipal Finance Agency, Series A1,8	5.500	07/01/2017	5,044

30,000	Puerto Rico Public Buildings Authority	5.250	07/01/2033	15,413

19      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value

U.S. Possessions (Continued)

$45,000	Puerto Rico Public Buildings Authority	5.250%	07/01/2042	$23,119

100,000	Puerto Rico Public Buildings Authority	6.250	07/01/2026	52,000

250,000	Puerto Rico Public Buildings Authority	6.250	07/01/2031	129,375

5,000	Puerto Rico Public Buildings Authority, Series D	5.250	07/01/2036	2,569

750,000	Puerto Rico Sales Tax Financing Corp., Series A	5.375	08/01/2039	307,500

500,000	Puerto Rico Sales Tax Financing Corp., Series A	6.375	08/01/2039	206,250

4,000,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000	08/01/2042	1,640,000

200,000	University of Puerto Rico	5.000	06/01/2025	97,948

250,000	University of Puerto Rico	5.000	06/01/2026	121,655

275,000	University of Puerto Rico, Series Q	5.000	06/01/2030	133,147

				19,028,044

Total Investments, at Value (Cost $67,846,402)—104.4%				63,244,947

Net Other Assets (Liabilities)—(4.4)				(2,653,766)

Net Assets—100.0%				$60,591,181

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. Represents the current interest rate for a variable or increasing rate security.

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

4. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

5. Zero coupon bond reflects effective yield on the original acquisition date.

6. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

7. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

8. Scheduled principal and interest payments are guaranteed by Assured Guaranty Corporation or Ambac Assurance Corporation.

9. Scheduled principal and interest payments are guaranteed by Financial Guaranty Insurance Corporation.

To simplify the listings of securities, abbreviations are used per the table below:

A&T	Agricultural & Technical
AHA1HC	ARC/HDS Alamance #1 Hsg. Corp.
AHA3HC	ARC/HDS Alamance #3 Hsg. Corp.
AHA4HC	ARC/HDS Alamance #4 Hsg. Corp
AHA7HC	ARC/HDS Alamance #7 Hsg. Corp.
AHACHC	ARC/HDS Alamance Country Housing Corp.
AHEHC	ARC/HDS Elon Housing Corp.
ARC	Assoc. of Retarded Citizens
CAAH	Carolinas-Anson Healthcare
CACHS	Carolinas College of Health Sciences
CAHF	Carolinas Healthcare Foundation
CAHN	Carolinas Health Network

20      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

CAHS	Carolinas Healthcare System
CAMCH	Carolinas Medical Center at Home
CAPCHN	Carolinas Palliative Care & Hospice Network
CAPN	Carolinas Physicians Network
CAS	Cleveland Ambulatory Services
CMHA	Charlotte-Mecklenburg Hospital Authority
GO	General Obligation

HCCnty	Hospice of Cabarrus County
HDS	Housing Devel. Services
HFA	Housing Finance Agency
IF&PCFA	Industrial Facilities and Pollution Control Financing Authority
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
LPC	Lake Prince Center
MHosp	Mercy Hospital
MEC	Mercy Equipment Corporation
MHR	Managed Health Resources
MHSvcs	Mercy Health Services

TASC	Tobacco Settlement Asset-Backed Bonds
UHC&S	United Church Homes & Services
UHS	Union Health Services
UMOB	Union Medical Office Building
UMS	Union Medical Services

See accompanying Notes to Financial Statements.

21      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2017

Assets
Investments, at value (cost $67,846,402)—see accompanying statement of investments	$63,244,947

Cash	494,954

Receivables and other assets:
Interest	1,156,014
Investments sold on a when-issued or delayed delivery basis	303,019
Shares of beneficial interest sold	15,734
Other	25,826

Total assets	65,240,494

Liabilities
Payables and other liabilities:
Payable for borrowings (See Note 9)	4,500,000
Shares of beneficial interest redeemed	57,048
Dividends	23,282
Distribution and service plan fees	11,846
Shareholder communications	5,598
Trustees’ compensation	4,996
Interest expense on borrowings	2,272
Other	44,271

Total liabilities	4,649,313

Net Assets	$60,591,181

Composition of Net Assets
Par value of shares of beneficial interest	$5,626

Additional paid-in capital	77,774,736

Accumulated net investment income	589,709

Accumulated net realized loss on investments	(13,177,435)

Net unrealized depreciation on investments	(4,601,455)

Net Assets	$60,591,181

22      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $32,408,507 and 3,009,053 shares of beneficial interest outstanding)	$10.77

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$11.31

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $204,608 and 18,999 shares of beneficial interest outstanding)	$10.77

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $22,495,244 and 2,088,675 shares of beneficial interest outstanding)	$10.77

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $5,482,822 and 509,142 shares of beneficial interest outstanding)	$10.77

See accompanying Notes to Financial Statements.

23      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended March 31, 2017

Investment Income
Interest	$3,638,023
Expenses
Management fees	363,859
Distribution and service plan fees:
Class A	84,256
Class B	3,162
Class C	244,184
Transfer and shareholder servicing agent fees:
Class A	35,640
Class B	316
Class C	24,425
Class Y	5,775
Shareholder communications:
Class A	13,132
Class B	330
Class C	10,283
Class Y	3,037
Borrowing fees	217,839
Legal, auditing and other professional fees	67,681
Interest expense on borrowings	29,445
Interest expense and fees on short-term floating rate notes issued (See Note 4)	10,886
Trustees’ compensation	1,078
Custodian fees and expenses	659
Other	7,836

Total expenses	1,123,823
Less waivers and reimbursements of expenses	(150,843)

Net expenses	972,980

Net Investment Income	2,665,043
Realized and Unrealized Gain (Loss)
Net realized loss on investments	(993,386)
Net change in unrealized appreciation/depreciation on investments	306,119
Net Increase in Net Assets Resulting from Operations	$1,977,776

See accompanying Notes to Financial Statements.

24      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Operations
Net investment income	$2,665,043	$3,432,982
Net realized loss	(993,386)	(2,158,352)
Net change in unrealized appreciation/depreciation	306,119	(267,970)

Net increase in net assets resulting from operations	1,977,776	1,006,660
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,615,512)	(2,078,834)
Class B	(11,933)	(32,834)
Class C	(923,286)	(1,184,717)
Class Y	(261,593)	(293,172)

	(2,812,324)	(3,589,557)
Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Class A	(6,981,997)	(5,656,034)
Class B	(292,000)	(661,173)
Class C	(3,495,044)	(4,164,963)
Class Y	(216,626)	(190,483)

	(10,985,667)	(10,672,653)
Net Assets
Total decrease	(11,820,215)	(13,255,550)
Beginning of period	72,411,396	85,666,946

End of period (including accumulated net investment income of $589,709 and $750,218, respectively)	$60,591,181	$72,411,396

See accompanying Notes to Financial Statements.

25      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended March 31, 2017

Cash Flows from Operating Activities
Net increase in net assets from operations	$1,977,776
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(5,091,175)
Proceeds from disposition of investment securities	21,112,353
Short-term investment securities, net	(51,597)
Premium amortization	218,010
Discount accretion	(132,608)
Net realized loss on investments	993,386
Net change in unrealized appreciation/depreciation on investments	(306,119)
Change in assets:
Decrease in other assets	169,145
Decrease in interest receivable	344,693
Increase in receivable for securities sold	(303,019)
Change in liabilities:
Decrease in other liabilities	(44,484)

Net cash provided by operating activities	18,886,361

Cash Flows from Financing Activities
Proceeds from borrowings	21,700,000
Payments on borrowings	(22,500,000)
Payments on short-term floating rate notes issued	(4,000,000)
Proceeds from shares sold	6,361,637
Payments on shares redeemed	(19,778,531)
Cash distributions paid	(475,980)

Net cash used in financing activities	(18,692,874)
Net increase in cash	193,487
Cash, beginning balance	301,467

Cash, ending balance	$494,954

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $2,383,271.

Cash paid for interest on borrowings—$28,902.

Cash paid for interest on short-term floating rate notes issued—$10,886.

See accompanying Notes to Financial Statements.

26      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$10.93	$11.27	$10.92	$12.20	$11.99
Income (loss) from investment operations:
Net investment income[2]	0.47	0.53	0.57	0.61	0.54
Net realized and unrealized gain (loss)	(0.13)	(0.32)	0.35	(1.36)	0.24

Total from investment operations	0.34	0.21	0.92	(0.75)	0.78
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.50)	(0.55)	(0.57)	(0.53)	(0.57)
Net asset value, end of period	$10.77	$10.93	$11.27	$10.92	$12.20

Total Return, at Net Asset Value[3]	3.10%	1.96%	8.60%	(6.04)%	6.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,408	$39,841	$46,908	$50,408	$83,126
Average net assets (in thousands)	$35,614	$41,514	$49,303	$63,593	$73,464
Ratios to average net assets:[4]
Net investment income	4.31%	4.80%	5.08%	5.39%	4.40%
Expenses excluding specific expenses listed below	1.04%	1.01%	0.99%	0.97%	0.90%
Interest and fees from borrowings	0.37%	0.94%	0.47%	0.25%	0.08%
Interest and fees on short-term floating rate notes issued[5]	0.02%	0.03%	0.04%	0.07%	0.05%

Total expenses	1.43%	1.98%	1.50%	1.29%	1.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.19%	1.77%	1.31%	1.11%	0.93%
Portfolio turnover rate	7%	7%	15%	12%	6%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issues in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

27      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$10.93	$11.27	$10.92	$12.19	$11.98
Income (loss) from investment operations:
Net investment income[2]	0.40	0.45	0.49	0.51	0.45
Net realized and unrealized gain (loss)	(0.14)	(0.32)	0.35	(1.35)	0.24

Total from investment operations	0.26	0.13	0.84	(0.84)	0.69
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.42)	(0.47)	(0.49)	(0.43)	(0.48)
Net asset value, end of period	$10.77	$10.93	$11.27	$10.92	$12.19

Total Return, at Net Asset Value[3]	2.32%	1.20%	7.80%	(6.82)%	5.81%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$205	$498	$1,196	$1,871	$4,141
Average net assets (in thousands)	$315	$773	$1,470	$3,050	$4,412
Ratios to average net assets:[4]
Net investment income	3.59%	4.04%	4.36%	4.58%	3.67%
Expenses excluding specific expenses listed below	1.87%	1.81%	1.76%	1.81%	1.73%
Interest and fees from borrowings	0.37%	0.94%	0.47%	0.25%	0.08%
Interest and fees on short-term floating rate notes issued[5]	0.02%	0.03%	0.04%	0.07%	0.05%

Total expenses	2.26%	2.78%	2.27%	2.13%	1.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.94%	2.52%	2.06%	1.86%	1.68%
Portfolio turnover rate	7%	7%	15%	12%	6%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issues in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

28      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Class C	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$10.93	$11.27	$10.92	$12.19	$11.98
Income (loss) from investment operations:
Net investment income[2]	0.39	0.44	0.48	0.52	0.45
Net realized and unrealized gain (loss)	(0.13)	(0.31)	0.36	(1.34)	0.24

Total from investment operations	0.26	0.13	0.84	(0.82)	0.69
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.42)	(0.47)	(0.49)	(0.45)	(0.48)
Net asset value, end of period	$10.77	$10.93	$11.27	$10.92	$12.19

Total Return, at Net Asset Value[3]	2.33%	1.20%	7.80%	(6.67)%	5.81%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,495	$26,300	$31,410	$31,620	$51,239
Average net assets (in thousands)	$24,412	$27,834	$31,701	$38,923	$47,927
Ratios to average net assets:[4]
Net investment income	3.56%	4.04%	4.31%	4.64%	3.65%
Expenses excluding specific expenses listed below	1.81%	1.77%	1.75%	1.75%	1.67%
Interest and fees from borrowings	0.37%	0.94%	0.47%	0.25%	0.08%
Interest and fees on short-term floating rate notes issued[5]	0.02%	0.03%	0.04%	0.07%	0.05%

Total expenses	2.20%	2.74%	2.26%	2.07%	1.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.94%	2.52%	2.06%	1.87%	1.68%
Portfolio turnover rate	7%	7%	15%	12%	6%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issues in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

29      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$10.93	$11.27	$10.92	$12.20	$11.99
Income (loss) from investment operations:
Net investment income[2]	0.47	0.53	0.57	0.60	0.55
Net realized and unrealized gain (loss)	(0.13)	(0.32)	0.36	(1.34)	0.25

Total from investment operations	0.34	0.21	0.93	(0.74)	0.80
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.50)	(0.55)	(0.58)	(0.54)	(0.59)
Net asset value, end of period	$10.77	$10.93	$11.27	$10.92	$12.20

Total Return, at Net Asset Value[3]	3.10%	2.00%	8.66%	(6.00)%	6.72%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,483	$5,772	$6,153	$4,407	$9,872
Average net assets (in thousands)	$5,774	$5,812	$5,079	$6,791	$7,803
Ratios to average net assets:[4]
Net investment income	4.29%	4.82%	5.06%	5.30%	4.48%
Expenses excluding specific expenses listed below	0.82%	0.77%	0.76%	0.75%	0.70%
Interest and fees from borrowings	0.37%	0.94%	0.47%	0.25%	0.08%
Interest and fees on short-term floating rate notes issued[5]	0.02%	0.03%	0.04%	0.07%	0.05%

Total expenses	1.21%	1.74%	1.27%	1.07%	0.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.19%	1.74%	1.27%[6]	1.07%[6]	0.83%
Portfolio turnover rate	7%	7%	15%	12%	6%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issues in conjunction with inverse floating rate security transactions.

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

30      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2017

1. Organization

Oppenheimer Rochester North Carolina Municipal Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Effective as of the close of the New York Stock Exchange (“NYSE”) on March 24, 2016 (the “Closing Date”), the Fund will no longer accept purchase orders from new investors and shareholders of other Oppenheimer funds will no longer be able to exchange shares of other funds into the Fund. Please see the Fund’s prospectus for exceptions and additional information.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

31      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended March 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or

32      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$628,911	$—	$ 13,172,435	$4,338,083

1. At period end, the Fund had $13,172,435 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2018	$3,860,428
No expiration	9,312,007

Total	$13,172,435

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

4. During the reporting period, $2,034,983 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments

$2,034,983	$13,228	$2,048,211

The tax character of distributions paid during the reporting periods:

	Year Ended March 31, 2017	Year Ended March 31, 2016

Distributions paid from:
Exempt-interest dividends	$2,802,134	$3,581,074
Ordinary income	10,190	8,483

Total	$2,812,324	$3,589,557

33      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Total federal tax cost	$67,583,030

Gross unrealized appreciation	$2,423,731
Gross unrealized depreciation	(6,761,814)

Net unrealized depreciation	$(4,338,083)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

34      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

3. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair

35      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated

36      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

3. Securities Valuation (Continued)

with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
North Carolina	$—	$44,216,903	$—	$44,216,903
U.S. Possessions	—	18,909,883	118,161	19,028,044

Total Assets	$—	$63,126,786	$118,161	$63,244,947

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

37      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage,

38      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

4. Investments and Risks (Continued)

and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to resell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so.

39      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund.

At period end, the Fund had no outstanding inverse floaters.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund sold securities issued on a delayed delivery basis as follows:

40      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

4. Investments and Risks (Continued)

When-Issued or Delayed Delivery Basis Transactions

Sold securities	$303,019

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$2,931,246
Market Value	$1,668,780
Market Value as % of Net Assets	2.75%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $2,314,950, representing 3.82% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. The Fund invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

41      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended March 31, 2017		Year Ended March 31, 2016
	Shares	Amount	Shares	Amount

Class A
Sold	134,979	$1,483,558	530,965	$5,824,595
Dividends and/or distributions reinvested	128,088	1,405,430	159,255	1,742,141
Redeemed	(897,784)	(9,870,985)	(1,208,417)	(13,222,770)

Net decrease	(634,717)	$(6,981,997)	(518,197)	$(5,656,034)

Class B
Sold	—	$—	15	$362
Dividends and/or distributions reinvested	1,080	11,867	2,772	30,387
Redeemed	(27,589)	(303,867)	(63,388)	(691,922)

Net decrease	(26,509)	$(292,000)	(60,601)	$(661,173)

Class C
Sold	121,966	$1,329,884	213,924	$2,340,945
Dividends and/or distributions reinvested	66,870	733,726	82,289	900,072
Redeemed	(505,561)	(5,558,654)	(677,886)	(7,405,980)

Net decrease	(316,725)	$(3,495,044)	(381,673)	$(4,164,963)

42      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

6. Shares of Beneficial Interest (Continued)

	Year Ended March 31, 2017		Year Ended March 31, 2016
	Shares	Amount	Shares	Amount

Class Y
Sold	326,631	$3,561,929	331,835	$3,621,256
Dividends and/or distributions reinvested	21,187	232,248	22,713	248,345
Redeemed	(366,677)	(4,010,803)	(372,536)	(4,060,084)

Net decrease	(18,859)	$(216,626)	(17,988)	$(190,483)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$5,091,175	$21,112,353

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40

The Fund’s effective management fee for the reporting period was 0.55% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a

43      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	169
Accumulated Liability as of March 31, 2017	1,219

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule

44      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

March 31, 2017	$2,002	$1,724	$87	$1,279

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, excluding interest and fees from borrowings and interest and related expenses from inverse floaters, would not exceed 0.80% of average annual net assets for Class A shares, 1.55% of average annual net assets for both Class B and Class C shares and 0.80% of average annual net assets for Class Y shares. During the reporting period, the Manager reimbursed $85,457, $999, $63,249 and $ 1,138 for Class A, Class B, Class C and Class Y shares, respectively.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not

45      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Borrowings and Other Financing (Continued)

borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.9500% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.26% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 0.9500%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$4,086,575
Average Daily Interest Rate	0.727%
Fees Paid	$13,759
Interest Paid	$28,902

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase

46      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.11% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$76,957

10. Subsequent Event

In June 2016, Congress passed the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”). PROMESA established a federally-appointed fiscal oversight board (the “Oversight Board”) to oversee Puerto Rico’s financial operations and allows Puerto Rico and its instrumentalities, with approval of the Oversight Board, to file cases to restructure debt

47      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

10. Subsequent Event (Continued)

and other obligations in a “Title III” proceeding. Title III incorporates many provisions of the federal Bankruptcy Code for U.S. territories, and incorporates legal mechanisms for a litigation stay and restructuring of pension and debt obligations, among other provisions. In early May 2017, Title III petitions were filed for the Commonwealth of Puerto Rico and the Puerto Rico Sales Tax Financing Corporation (“COFINA”), two of the largest issuers of Puerto Rico debt. Title III petitions for additional Puerto Rican instrumentalities are expected to be filed. These restructuring proceedings create uncertainty as to the treatment of claims of varying degrees of seniority and the levels and priorities of payment from the affected entities.

Subsequent to fiscal year end and through issuance date, the change in market value of the Fund’s investments in Puerto Rico securities had a negative impact on the Fund’s net assets by less than 1%.

48      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Rochester North Carolina Municipal Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester North Carolina Municipal Fund, including the statement of investments, as of March 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester North Carolina Municipal Fund as of March 31, 2017, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

May 25, 2017

49      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction. 99.64% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

50      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov. The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q.

The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

51      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2006) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (since November 2015); Chairman Emeritus and Trustee (since August 2011) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit) (2012-2015); and Vice President and Director of Grahamtastic Connection (non -profit) (since May 2013). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (March 2015-November 2016), Director of Monster Worldwide, Inc. (on-line career services) (February 2008-June 2011); Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of

52      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Edmund P. Giambastiani, Jr., Continued	Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 57 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Director of Cartica Management, LLC Funds (private investment funds) (since 2017); Trustee of University of Florida Law Center Association, Inc. (since 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011-2014); General Counsel of the Investment Company Institute (trade association) (June 2004-April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997-2004), Principal (2003-2004), Director (1998-2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996-1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991-1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987-1991). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2006) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

Joel W. Motley, Trustee (since 2006) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2013) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Board Member of 100 Women in Hedge Funds (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003- 2004); held the following positions at Morgan Stanley: Managing Director (1997- 2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008- 2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

54      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954

Treasurer, Chairman of the Audit and Finance Committee (since January 2016); Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/ Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013); Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 100 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Cottier, Willis, DeMitry, Camarella, Pulire, Stein, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Scott S. Cottier, Vice President (since 2006) Year of Birth: 1971	Senior Vice President of the Sub-Adviser (since January 2017) and a Senior Portfolio Manager (since September 2002). Vice President of the Sub-Adviser (September 2002-January 2017). Portfolio Manager and trader at Victory Capital Management (1999-2002). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

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TRUSTEES AND OFFICERS Unaudited / Continued

Troy E. Willis, Vice President (since 2006) Year of Birth: 1972	Senior Vice President of the Sub-Adviser (since January 2017) and a Senior Portfolio Manager (since January 2006); Vice President of the Sub-Adviser (July 2009-January 2017); Assistant Vice President of the Sub-Adviser (July 2005- June 2009). Portfolio Manager of the Sub-Adviser (June 2002-December 2005). Corporate Attorney for Southern Resource Group (June 1999-July 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Elizabeth S. Mossow, Vice President (since 2016) Year of Birth: 1978	Vice President of the Sub-Adviser (since January 2016) and Senior Portfolio Manager of the Sub-Adviser (since January 2017); Portfolio Manager of the Sub- Adviser (January 2016-January 2017); Assistant Vice President of the Sub-Adviser (January 2011-January 2016). Associate Portfolio Manager (June 2013-January 2016). Research Analyst of the Sub-Adviser (June 2011-June 2013) and was a Credit Analyst of the Sub-Adviser (May 2007-May 2011). Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub- Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Senior Vice President and Deputy General Counsel (March 2015-February 2016) and Executive Vice President, Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 100 portfolios in the OppenheimerFunds complex.

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Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 100 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of Sub-Adviser, OFI SteelPath, Inc.,OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 100 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of Sub-Adviser (February 2007-December 2012); Assistant Vice President of Sub-Adviser (August 2002- 2007). An officer of 100 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2017 OppenheimerFunds, Inc. All rights reserved.

58      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct,SM our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

59      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us

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800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc. 225 Liberty Street, New York, NY 10281-1008 © 2017 OppenheimerFunds Distributor, Inc. All rights reserved.
RA0655.001.0317 May 25, 2017

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $35,800 in fiscal 2017 and $34,000 in fiscal 2016.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $4,050 in fiscal 2017 and $4,404 in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $232,185 in fiscal 2017 and $495,440 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, and additional audit services

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $595,863 in fiscal 2017 and $521,665 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $832,098 in fiscal 2017 and $1,021,509 in fiscal 2016 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester North Carolina Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/15/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/15/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	5/15/2017